CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated July 1, 2016, to the Prospectus dated January 31, 2016, as amended and restated

Effective July 1, 2016, the management fee of the City National Rochdale Municipal High Income Fund is 0.50%.  Accordingly, the Annual Fund Operating Expenses table and Example on pg. 25 of the Prospectus is replaced in their entirety with the following:

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	0.09%		0.08%
Total Other Expenses		0.34%		0.33%
Acquired Fund Fees and Expenses		0.01%		0.01%
Total Annual Fund Operating Expenses		0.85%		1.09%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$87	$271	$471	$1,049
Class N	$111	$347	$601	$1,329

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-020-0100